UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2020

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC
7.75% Notes due 2025	SCCC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 18, 2020, Sachem Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, $25,000,000 aggregate principal amount of the Company’s 7.75% notes due 2025 (the “Notes”). The Notes were offered to the public at a one (1%) percent discount, or $24.75 per Note (the “Offering Price”). In addition, the Company agreed to an underwriting discount and commission of 3.25%, or $0.804375, per Note. The Company granted the Underwriters a 30-day option to purchase up to an additional $3,750,000 aggregate principal amount of Notes to cover underwriter overallotments, if any, at the Offering Price. The over-allotment option will expire January 17, 2021. Finally, the Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and customary termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

On December 22, 2020, the Company consummated the offering and sale of the Notes, realizing gross proceeds of $24,750,000 and net proceeds of $23,945,625 after deducting underwriting discounts and commissions.

The Notes are a further issuance of, rank equally in right of payment with and form a single series for all purposes under the Indenture, dated as of June 21, 2019 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), and the Third Supplemental Indenture, dated as of September 4, 2020, between the Company and the Trustee (the “Third Supplemental Indenture”), governing the Notes including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the $28,363,750 aggregate principal amount of 7.75% Notes due 2025 that the Company issued in September and October 2020 (collectively, the “2025 Notes”).

The Notes have been approved for listing on the NYSE American and trade under the symbol “SCCC,” the same trading symbol for the 2025 Notes.

The Notes were offered and sold pursuant a prospectus supplement, dated December 18, 2020 (the “Prospectus Supplement”), to the Company’s shelf registration statement on Form S-3 (Registration No. 333-236097) (the “Registration Statement”) declared effective by the Securities and Exchange Commission on February 5, 2020.

The foregoing descriptions of the Underwriting Agreement and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the Indenture, the Third Supplemental Indenture and the Notes, copies of which are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and which are incorporated herein by reference and into the Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Attached as Exhibits 5.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the opinion of Kurzman Eisenberg Corbin & Lever, LLP relating to the validity of the Notes (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01.	Other Events.

On December 17, 18 and 22, 2020, the Company issued press releases announcing the launch, pricing and closing, respectively, of the offering. Copies of the respective press releases are attached to this Current Report on Form 8-K as Exhibit 99.1, 99.2 and 99.3, respectively. A copy of the term sheet for the offering is also attached to this Current Report on Form 8-K as Exhibit 99.4

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 18, 2020, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Third Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.(1)

4.2	Indenture, dated as of June 21, 2019, between the Company and U.S. Bank National Association, as Trustee.(2)

4.3	Form of 7.75% Note due September 30, 2025.(1)

5.1	Opinion of Kurzman Eisenberg Corbin & Lever, LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release dated December 17, 2020.

99.2	Press Release dated December 18, 2020.

99.3	Press Release dated December 22, 2020.

99.4	Offering Term Sheet dated December 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)    Previously filed as an exhibit to the Current Report on Form 8-K on September 9, 2020 and incorporated herein by reference.

(2)    Previously filed as an exhibit to the Current Report on Form 8-K on June 25, 2019 and incorporated herein by reference.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: December 22, 2020	By:	/s/ John L. Villano
John L. Villano, CPA
Chief Executive Officer and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 18, 2020, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Third Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.(1)

4.2	Indenture, dated as of June 21, 2019, between the Company and U.S. Bank National Association, as Trustee.(2)

4.3	Form of 7.75% Note due September 30, 2025.(1)

5.1	Opinion of Kurzman Eisenberg Corbin & Lever, LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever, LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press Release dated December 17, 2020.

99.2	Press Release dated December 18, 2020.

99.3	Press Release dated December 22, 2020.

99.4	Offering Term Sheet dated December 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Previously filed as an exhibit to the Current Report on Form 8-K on September 9, 2020 and incorporated herein by reference.
(2)	Previously filed as an exhibit to the Current Report on Form 8-K on June 25, 2019 and incorporated herein by reference.

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